SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2012

CROWN DYNAMICS CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-169501	98-0665018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

c/o Steve Aninye
305 E Smoketree Terrace
Alpharetta GA 30005
Phone number: 678.764.0355

 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

c/o Delaware Intercorp, Inc.
113 Barksdale Professional Center
Newark, DE 19711
Tel. 302-266-9367
(Name, address, including zip code, and telephone number,
Including area code, of agent for service)

Copy of all Communications to:
Zouvas Law Group, P.C.
2368 Second Avenue, 1st Floor
San Diego, CA 92101
Phone: 619.688.1715
Fax: 619.688.1716

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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CROWN DYNAMICS CORP.
Form 8-K
Current Report

ITEM 1.01
ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 17,  2012 Crown Dynamics Corp., a Delaware Corporation (the "Company"), executed a Stock Purchase Agreement (the "Agreement").  Under the terms of the Agreement, 9,000,000 (post-split, see discussion in section 8.01 herein) shares of common stock of the Company were sold by Amir Rehavi and Chanah Zehavi (“Sellers”) to Steve Aninye (“Buyer”) in exchange for $180,000.

ITEM 3.02.
UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth above in item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The following table sets forth, as of January 17, 2012, the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and dispositive power with respect to such shares of common stock. As of the date of this Current Report, there are 16,500,000 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership
Directors and Officers:

Steve Aninye 305 E Smoketree Terrace Alpharetta GA 30005	9,000,000	54.54%

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being acquired were being acquired for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

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ITEM 5.01.
CHANGES IN CONTROL OF REGISTRANT

On January 17, 2012, Steve Aninye acquired control of nine million (9,000,000) shares of the Company’s issued and outstanding common stock, which at the time, represented approximately 54.54% of the Company’s total issued and outstanding common stock, from Amir Rehavi and Chanah Zehavi in accordance with a common stock purchase agreement among Mr. Rehavi, Mr. Zehavi and Mr. Aninye (the “Stock Purchase Agreement”).  Pursuant to the Stock Purchase Agreement, Mr. Rehavi and Mr. Zehavi were paid an aggregate purchase price of one hundred and eighty thousand dollars ($180,000) in exchange for the shares.

As part of the acquisition, the following changes to the Company's directors and officers have occurred:

•
As of January 17, 2012, Amir Rehavi and Chanah Zehavi resigned from all positions with the Company, including but not limited to, that of President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director.

•	As of January 17, 2012, Steve Aninye was appointed as the Company’s Chief Executive Officer and a Chairman of the Board of Directors.

ITEM 5.02
DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 17, 2012 Amir Rehavi and Chanah Zehavi resigned from all positions with the Company, including but not limited to, that of President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

•	As of January 17, 2012, Steve Aninye was appointed as the Company’s Chief Executive Officer and a Chairman of the Board of Directors.

The biography for Mr. Aninye is set forth below:

STEVE ANINYE Mr. Aninye was CEO and founder of Omnilink Systems (“Omnilink”), a technology solution provider that offers a product used in enforcing accountability and compliance with offenders in alternative sanction programs.  Mr. Aninye conceived, designed and built both the Omnilink hardware and software platform and was also responsible for raising over $18 million in start-up funding.  Omnilink was recognized by Frost & Sullivan and nominated for the company’s Mobile Vital Status Services Award.

Prior to his tenure at Omnilink, Mr. Aninye was Executive Vice President and CTO at InfoImage Corporation (“InfoImage”), a leading provider of enterprise portal software systems.  Mr. Aninye was part of the InfoImage team that raised $65 million in capital for ongoing development, research and capital expenditures.  Microsoft invested $10 million in InfoImage.  Mr. Aninye also led the engineering team at Manhattan Associates, a leading supply chain software provider and, prior to that, served in senior technical management positions at Compaq and Eaton Corporation.  At Eaton, Mr. Aninye led the team that developed an innovative approach for a much more profitable ion implanter system that continues to be an Eaton’s flagship product.

Mr. Aninye holds a BSEE in electronic engineering and an MBA from the University of Wisconsin.

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ITEM 8.01
OTHER EVENTS

On January 3, 2012 the Board of Directors of the Company resolved to authorize a 3-for-1 forward split of its issued and outstanding common shares, whereby every one (1) old share of common stock will be exchanged for three (3) new shares of the Company's common stock, to become effective on January 3, 2012.  As a result, once the forward split is declared effective by the Financial Industry Regulatory Authority, the issued and outstanding shares of common stock will increase from 5,500,000 prior to the forward split to 16,500,000 following the forward split. The forward split shares are payable upon surrender of certificates to the Company's transfer agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN DYNAMICS CORP.
Date: January 18, 2012	By: /s/ Steve Aninye
Steve Aninye
Chief Executive Officer

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